UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

F O R M 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 1, 2004

BOSTON CAPITAL TAX CREDIT FUND V L.P.

(Exact name of registrant as specified in its charter)

Delaware 0-26200 04-3208648

(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification No.)

c/o Boston Capital Corporation,

One Boston Place, Boston, Massachusetts 02108-4406

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code	(617) 624-8900

None

(Former name or former address, if changed since last report)

Item 5. Other Events

As of June 1, 2004 Boston Capital Tax Credit Fund V L.P., a Delaware limited partnership, specifically Series 48 thereof, entered into various agreements relating to Umatilla Links Associates, a Oregon limited partnership (the "Operating Partnership") on behalf of Series 48 of the Partnership, including the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of June 1, 2004 (the "Operating Partnership Agreement"), pursuant to which Series 48 acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement.

The Operating Partnership owns a 24 unit apartment complex for seniors located at Umatilla in Umatilla County, Oregon, which is known as The Links Apartments (the "Apartment Complex"). The Apartment Complex consists of 9 buildings containing 18 one-bedroom units and 6 two-bedroom units. Amenities include refrigerator, range, dishwasher, disposal, microwave, carpet, storage, patios and emergency pull stations. Construction of the Apartment Complex commenced in April 2004 and was completed in November 2004. 100% Occupancy is scheduled for July 2005.

The Operating Partnership expects to receive permanent financing in the amount of $1,000,000 (the "First Permanent Mortgage") from Rural Development. The Permanent Mortgage is expected to bear interest at 1.00% per annum payable over a 30-year amortization period and a 30-year term. The Operating Partnership expects to receive permanent financing in the amount of $897,234 (the "Second Permanent Mortgage") from Rural Development. The Permanent Mortgage is expected to bear interest at 1.00% per annum payable over a 50-year amortization period and a 50-year term. The Operating Partnership expects to receive permanent financing in the amount of $100,000 (the "Third Permanent Mortgage") from Rural Development. The Permanent Mortgage is expected to bear interest at 4.92% per annum payable over a 50-year amortization period and a 50-year term.

It is expected that 100% of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

The general partner of the Operating Partnership is Shelter Resources, Inc., (the "General Partner"). The principal of the General Partner is Len Brannen.

Series 48 acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $707,498 to the Operating Partnership in four installments as follows:

    $353,749 (the "First Installment") on the latest of (i) the Effective Date, (ii) Construction Authorization, and (iii) Construction Loan Closing.
    $106,125 (the "Second Installment") on 50% partial completion of construction;
    $141,500 (the "Third Installment") on the latest of (i) the Completion Date, (ii) receipt by the Limited Partners of currently dated certificates, in form and substance satisfactory to the Special Limited Partner, evidencing that insurance coverage is in place as required pursuant to Section 6.5(c), (iii) receipt by the Limited Partners of a contractor's payoff letter excluding retainage, and (iv) Cost Certification; and
    $106,125 (the "Fourth Installment") on the latest of (i) State Designation, (ii) the Initial Full Occupancy Date, (iii) Permanent Mortgage Commencement (iv) the completion, following the Initial Full Occupancy Date, of a Tenant File Review which discloses no material violations of the Code or of Credit Agency rules and regulations, (v) Breakeven, (vi) receipt by the Limited Partners of the Partnership's tax return for the year in which Breakeven occurs, (vii) receipt by the Limited Partners of a copy of the Partnership's owner's title insurance policy, with such policy to have no survey exception and otherwise to be in form and substance satisfactory to the Special Limited Partner, together with copies of any lender's title insurance policy(ies) issued in conjunction with Permanent Mortgage Commencement and a title report as of Permanent Mortgage Commencement reflecting no liens of record other than those acceptable to the Special Limited Partner, all in form and substance acceptable to the Special Limited Partner, and (viii) receipt by the Limited Partners of an opinion of counsel to the Partnership concerning the Mortgage Loan(s), including the non-recourse nature thereof, satisfactory as to form and content to counsel to the Special Limited Partner.

The First and Second Installments have been paid by Series 48.

The total Capital Contribution of Series 48 to the Operating Partnership is based on the Operating Partnership receiving $918,920 in Tax Credits during the 10-year period commencing in 2005 of which 99.99% ($918,828) will be allocated to Series 48 as the Investment Limited Partner of the Operating Partnership.

Series 48 believes that the Apartment Complex is adequately insured.

Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating Partnership Agreement:
	Profits, Losses and Tax Credits from Normal Operations	Capital Transactions	Cash Flow
General Partner	0.01%	80%	85%
Series 48	99.99%	20%	15%

The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of Series 48.

Series 48 used funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

Boston Capital, or an Affiliate thereof, will receive a fee (the "Asset Management Fee") commencing in 2005 from the Operating Partnership, for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership, in the annual amount of $1,800. The Asset Management Fee for each Fiscal Year will be payable from Cash Flow in the manner and priority set forth in Section 10.3(a) of the Operating Partnership Agreement, provided, however, that if, in any Fiscal Year, Cash Flow is insufficient to pay the full amount of the Asset Management Fee, the General Partner shall advance the amount of such deficiency to the Operating Partnership as a Subordinated Loan. If for any reason the Asset Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

The Operating Partnership will pay the General Partner a fee (the "Partnership Management Fee") commencing in 2005 for services in connection with the administration of the day-to-day business of the Operating Partnership in an annual amount equal to $1,800. The Partnership Management Fee for each fiscal year of the Operating Partnership shall be payable from Cash Flow in the manner set forth in Section 10.3(a) of the Operating Partnership Agreement. If for any reason the Partnership Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

In consideration of its consultation, advice and other services in connection with the construction and development of the Apartment Complex, the Operating Partnership will pay the Developer a fee (the "Development Fee") in the principal amount of $289,887. The Development Fee shall be due and payable only in accordance with Section 6 of the Development Agreement and, if not sooner paid, the total amount then outstanding will be payable on the tenth (10th) anniversary of the end of the Tax Credit Period from the proceeds of an additional General Partner Capital Contribution.

Item 7. Exhibits.

	(c)	Exhibits.	Page
(1)	(a)	Form of Dealer-Manager Agreement between Boston Capital Services, Inc. and the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)
(2)	(a)	Agreement of Limited Partnership of the Partnership

Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (2) to Registration Statement No. 33-70564 on Form

S-11, as filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: January 24, 2005

BOSTON CAPITAL TAX CREDIT FUND V L.P.

By: Boston Capital Associates V L.P.,

its General Partner

By: BCA Associates Limited Partnership, its

General Partner

By: C&M Management, Inc., its

sole General Partner

By: /s/ John P. Manning__

John P. Manning, President